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AMENDMENT NUMBER FOUR TO GOOGLE SERVICES AGREEMENT
This Amendment Number Four to the Google Services Agreement (the “Amendment”), effective as of March 1, 2014 (the “Amendment Effective Date”), is between Google Inc. (“Google”) and Synacor, Inc. (“Company”) and amends the Google Services Agreement, dated March 1, 2011 (as amended, the “Agreement”). Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement. The parties agree as follows:

1.	Term. The box on page 1 of the Agreement, labeled “TERM”, is deleted in its entirety, and replaced with the following:

TERM: Starting on March 1, 2011 (“Effective Date”) and continuing through February 28, 2017 (inclusive)

2.	AFS Revenue Share and Deduction Percentages. The box on pages 1 and 2 of the Agreement, labeled “ADSENSE FOR SEARCH (“AFS”)” is deleted in its entirety, and replaced with the following:

ADSENSE FOR SEARCH (“AFS”)	AFS Revenue Share Percentage	AFS Deduction Percentage
Sites approved for AFS: See Exhibit A	See Exhibit B	[*]
Approved Client Applications for AFS: [*]

3.	Definitions.

a.	Section 1.23. of the Agreement is deleted in its entirety, and replaced with the following:
1.23. “Search Query” means (a) a text query entered and submitted into a Search Box on the Site or on an Approved Client Application by an End User, [*].

b.	The following are added to the Agreement as new Sections 1.29-1.30, respectively:
1.29. “Alternative Search Queries” means alternative search queries as approved by Google in writing and described in the Google Program Guidelines.
1.30    [*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
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4. Launch and Implementation.

a.	Section 2.1 of the Agreement is deleted in its entirety, and replaced with the following:
2.1    Launch. The parties will each use reasonable efforts to launch the Services into live use within 30 days from the Effective Date. Company will not launch any implementation of the Services into live use, including without limitation any implementation of Alternative Search Queries, and such implementations will not be payable by Google, until Google has approved such implementations in writing, which approval will not be unreasonably withheld or delayed.

b.	Section 2.2(f) of the Agreement is deleted in its entirety, and replaced with the following:
(f)    Subject to Section 2.3 [*], Google will, upon receiving a Request sent in compliance with this Agreement, provide a Search Results Set and/or an Ad Set (as applicable) when such Results are available. Company will then display the Search Results Set and/or Ad Set (as applicable) on the applicable Site.

c.	The following is added to the Agreement as a new Section 2.3: “2.3. [*]
5. Policy Obligations.

a.	Section 3.1(c) of the Agreement is deleted in its entirety, and replaced with the following:
(c)    implement any click tracking or monitoring of Results;

b.	Section 6 of the Agreement is deleted in its entirety, and replaced with the following: “INTENTIONALLY LEFT BLANK”.
6. Conflicting Services. Section 4 of the Agreement is deleted in its entirety, and replaced with the following:
[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
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[*]

7. Third Party Advertisements. Section 5.2 of the Agreement is deleted in its entirety, and replaced with the following:
[*]
8. Alternative Search Queries.
a. The following is added to the Agreement as a new Section 2.2(h):
(h)    [*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
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b. The titles and contents of Exhibits D, L, and M of the Agreement are deleted in their entirety, and replaced with the following:
[Intentionally Left Blank]
9. Payment. Section 12.2(b) of the Agreement is deleted in its entirety, and replaced with the following:
(b)    Google’s payments for Advertising Services under this Agreement will be based on Google’s accounting which may be filtered to exclude (i) invalid queries, impressions, conversions or clicks [*].
10. Termination. The Agreement is amended such that on the two year anniversary of the Amendment Effective Date (“Amendment Two Year Anniversary”), either party may terminate the Agreement by providing notice to the other party no later than sixty (60) days prior to the Amendment Two Year Anniversary.
11. Changes to Exhibits.

a.	Exhibit A of the Agreement is deleted in its entirety, and replaced with the Exhibit A attached to this Amendment.

b.	Exhibit B of the Agreement is deleted in its entirety, and replaced with the Exhibit B attached to this Amendment.
12. Client Application Guidelines. Exhibit K of the Agreement is deleted in its entirety, and replaced with the Exhibit K attached to this Amendment.
13. Change of Control. Section 18.4 of the Agreement is deleted in its entirety and replaced with the following:
Change of Control. Upon the earlier of (a) entering into an agreement providing for a change of control (for example, through a stock purchase or sale, merger, asset sale, liquidation or other similar form of corporate transaction), (b) the board of directors of a party recommending its shareholders approve a change of control, or (c) the occurrence of a change of control (each, a “Change of Control Event”), the party experiencing the Change of Control Event will provide notice to the other party promptly, but no later than 3 days, after the occurrence of the Change of Control Event. The other party may terminate this Agreement by sending notice to the party experiencing the Change of Control Event and the termination will be effective upon the earlier of delivery of the termination notice or 3 days after the occurrence of the Change of Control Event.
14. Miscellaneous. The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
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instrument. Except as expressly modified herein, the terms of the Agreement remain in full force and effect.
AGREED:
Google Inc.    Synacor, Inc.
By: /na/     By: /rf/
Print Name: Nikesh Arora     Print Name: Ron Frankel
Title: President, Global Sales and
Business Development     Title: President & CEO
Date: 3/3/2014     Date: 2/28/2014

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EXHIBIT A
AFS, AFC and WS Sites [*]

EXHIBIT B
AFS Revenue Share Percentage [*]

EXHIBIT K
Client Application Guidelines [*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.